ING USA Annuity and Life Insurance Company

Separate Account B of ING USA Annuity and Life Insurance Company

PROSPECTUS SUPPLEMENT

Dated November 14, 2005

Supplement to the Prospectus

Dated April 29, 2005

for

Deferred Combination Variable and Fixed Annuity Contracts

issued by

ING USA Annuity and Life Insurance Company

(“GoldenSelect Access One”)

_____________________________________

The information in this supplement updates and amends certain information contained in the above referenced annuity prospectus, dated April 29, 2005. Please read this supplement carefully and keep it with your prospectus for future reference.

Effective November 14, 2005, the second sentence of the section of the Prospectus entitled, “Purchase and Availability of the Contract” is hereby deleted and replaced with the following:

We will issue a Contract only if both the annuitant and the contract owner are not older than age 80.

Access One – 138180	11/14/05